UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT June 13, 2012

(DATE OF EARLIEST EVENT REPORTED) June 7, 2012

BOARDWALK PIPELINE PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	01-32665	20-3265614
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9 Greenway Plaza, Suite 2800

Houston, Texas 77046

(Address of principal executive office)

(866) 913-2122

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Purchase Agreement

On June 7, 2012, Boardwalk Pipeline Partners, LP, (the “Partnership”) announced that its indirect wholly-owned subsidiary, Gulf South Pipeline Company, LP (“Gulf South”), entered into a purchase agreement (the “Purchase Agreement”) with the initial purchasers named therein (the “Initial Purchasers”) with respect to the issue and sale by Gulf South of $300 million aggregate principal amount of 4.00% senior notes due 2022 (the “Notes”). The Notes have been offered only to qualified institutional buyers under Rule 144A and to persons outside the United States under Regulation S. The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws, and may not be offered or sold except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. A copy of the Purchase Agreement is filed herewith as Exhibit 1.1 to this Report and is incorporated herein by reference. Closing of the offering occurred on June 12, 2012. Gulf South intends to use the net proceeds from the offering to repay all of its borrowings outstanding under its revolving credit facility. The remainder of the net proceeds will be advanced or distributed to affiliates of Gulf South to repay additional credit facility borrowings or used for general business purposes, which may include retirement of other long-term debt.

Indenture

The Notes were issued pursuant to an indenture dated as of June 12, 2012 (the “Indenture”), between Gulf South and The Bank of New York Mellon Trust Company, N.A. as trustee. The terms of the Indenture are described in Item 2.03 below. A copy of the Indenture is filed herewith as Exhibit 4.1 to this report and is incorporated by reference herein.

Registration Rights Agreement

In connection with the private placement of the Notes, on June 12, 2012, Gulf South entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Initial Purchasers obligating Gulf South to use commercially reasonable efforts to file an exchange registration statement with the Securities and Exchange Commission (the “Commission”) so that holders of the Notes can offer to exchange the Notes for registered notes having substantially the same terms as the Notes and evidencing the same indebtedness as the Notes. Gulf South must use commercially reasonable efforts to cause the exchange offer registration statement to become effective and remain effective until the closing of the exchange offer. Additionally, Gulf South has agreed to commence the exchange offer promptly after the exchange offer registration statement is declared effective by the Commission and use commercially reasonable efforts to complete the exchange offer not later than 30 days after such effective date. Under certain circumstances, in lieu of a registered exchange offer, Gulf South must use commercially reasonable efforts to file a shelf registration statement for the resale of the Notes. If Gulf South fails to satisfy these obligations on a timely basis, the annual interest borne by the Notes will be increased by increments of 0.25% per annum up to an aggregate of 1.0% per annum until the exchange offer is completed or the shelf registration statement is declared effective. A copy of the Registration Rights Agreement is filed herewith as Exhibit 4.2 to this report and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described in Item 1.01 above, on June 12, 2012, Gulf South completed its offering of $300 million in aggregate principal amount of the Notes.

Interest on the Notes will accrue from June 12, 2012. Gulf South will pay interest on the Notes semi-annually on June 15 and December 15 of each year, beginning on December 15, 2012, until the Notes mature on June 15, 2022. Gulf South may redeem some or all of the Notes at any time or from time to time pursuant to the terms of the Indenture.

The Indenture contains covenants that will limit the ability of Gulf South to, among other things, create liens, enter into sale-leaseback transactions, sell assets or merge with other entities. The Indenture does not restrict Gulf South from incurring additional indebtedness, paying distributions on its equity interests or purchasing or redeeming its equity interests, nor does it require the maintenance of any financial ratios or specified levels of net worth or liquidity. In addition, the Indenture does not contain any provisions that would require Gulf South to repurchase or redeem or otherwise modify the terms of the Notes upon a change in control or other events involving Gulf South. Events of default under the Indenture include (i) a default in the payment of principal of the Notes or, following a period of 30 days, of interest, (ii) a breach of Gulf South’ covenants under the Indenture, (iii) certain events of bankruptcy, insolvency or liquidation involving Gulf South and (iv) any payment default or acceleration of indebtedness of Gulf South if the total amount of such indebtedness unpaid or accelerated exceeds $25 million.

The descriptions set forth above in Item 1.01 and this Item 2.03 are qualified in their entirety by the Purchase Agreement, the Indenture (including the form of Note attached thereto), the Registration Rights Agreement and related documents, copies of which are filed as exhibits to this report and are incorporated by reference herein.

Item 8.01	Other Events.

On June 7, 2012, the Partnership issued a press release announcing the pricing of the Notes described in Item 1.01 of this Report. A copy of this press release is filed as Exhibit 99.1 to this Report, which is incorporated by reference into this Item 8.01.

Neither this report nor the related press release shall constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

Exhibit 1.1	Purchase Agreement dated June 7, 2012, among the initial purchasers named therein and Gulf South Pipeline Company, LP

Exhibit 4.1	Indenture dated June 12, 2012, between Gulf South Pipeline Company, LP and The Bank of New York Mellon Trust Company, N.A.

Exhibit 4.2	Registration Rights Agreement dated June 12, 2012, between Gulf South Pipeline Company, LP and the Initial Purchasers

Exhibit 99.1	Press Release, dated June 7, 2012, announcing the pricing of the Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOARDWALK PIPELINE PARTNERS, LP

By:	BOARDWALK GP, LP,
its general partner

	By:	BOARDWALK GP, LLC,
its general partner

		By:	/s/ Jamie L. Buskill
Jamie L. Buskill
Senior Vice President, Chief Financial Officer and Treasurer

Dated: June 13, 2012